Exhibit 99.2

Supplemental Financial Highlights
1st Quarter of 2011

COLONIAL
PROPERTIES TRUST

	TABLE OF CONTENTS
	Overview and Contact Information...............................................................................................................................	3
1	Financial Highlights......................................................................................................................................................	4
2	Quarterly Earnings Announcement and Financial Statements
	Consolidated Statements of Operations...................................................................................................................	5
	Funds from Operations (FFO) Reconciliation / Shares.............................................................................................	7
	Balance Sheet...........................................................................................................................................................	8
3	Multifamily
	Portfolio Statistics.....................................................................................................................................................	9
	Components of Net Operating Income (NOI)...........................................................................................................	10
	Capitalized Expenditures..........................................................................................................................................	10
	Same Property Comparisons...................................................................................................................................	11
4	Joint Ventues
	Operating Data / Balance Sheet Data......................................................................................................................	14
	Investment Summary................................................................................................................................................	15
	Three Month Income Summary................................................................................................................................	16
	Commercial Operational Statistics...........................................................................................................................	17
5	Real Estate Activities...................................................................................................................................................	18
6	Consolidated Data
	Development Pipeline..............................................................................................................................................	19
	Debt Summary / Coverage Ratios / Covenants / Market Capitalization...................................................................	20
	Supplemental Data / Investment Activities...............................................................................................................	23
7	Corporate Reconciliations
	Revenues / Expenses / NOI.....................................................................................................................................	24
	NOI from Discontinued Operations / EBITDA...........................................................................................................	25
	SEC Coverage Ratios...............................................................................................................................................	27
8	Appendix
	Multifamily Community Table.....................................................................................................................................	27
	Commercial Property Table.......................................................................................................................................	31
	Unconsolidated Joint Venture Summary...................................................................................................................	33
9	Glossary of Terms........................................................................................................................................................	34
Forward Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Estimates of future earnings are, by definition, and certain other statements in this press release may constitute, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company's actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing at reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.

Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this supplemental package.

The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Risk Factors: in the Company's Annual Report on Form 10-K for the year ended December 31, 2010, as may be updated or supplemented in the Company's Form 10-Q filings, which discuss these and other factors that could adversely affect the Company's results.

COLONIAL PROPERTIES TRUST

Colonial Properties Trust (NYSE: CLP) is a real estate investment trust (REIT) that creates value for its shareholders through a multifamily focused portfolio that owns, operates and develops multifamily communities primarily located in the Sunbelt region of the United States. Also, we create additional value for our shareholders by managing commercial assets, primarily through joint venture investments, and pursuing development opportunities. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development.

Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol "CLP".

Our commitment to excellence allows us to successfully serve our residents, clients and customers. Our focus on quality, service, value and integrity enable us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.

COLONIAL PROPERTIES STRATEGY

Achieve Consistent Long-term Performance through:

-Owning a multifamily portfolio                -Managing multifamily, office, retail and mixed-use properties
-Investing in high growth Sunbelt cities            -Delivering additional income from the taxable REIT
-Pursuing strategic acquisition, disposition and         subsidiary (TRS)
development opportunities                -Ensuring a strong balance sheet and liquidity position
-Achieving operating excellence

CONTACT INFORMATION
Headquarters	Investor Relations	Transfer Agent
Colonial Properties Trust	Jerry Brewer	Computershare
2101 Sixth Avenue North,	Executive Vice President, Finance	P.O. Box 43010
Suite 750	800-645-3917	Providence, RI 02940-3010
Birmingham, Alabama 35203	704-552-8538 - fax	Inv. Relations: 800-730-6001
205-250-8700		www.computershare.com
205-250-8890 - fax	To receive an Investor Package, please contact:
800-645-3917
www.colonialprop.com	704-643-7970

EQUITY RESEARCH COVERAGE
Barclays	Ross Smotrich	212-526-2306
BMO Capital Markets	Rich Anderson	212-885-4180
BoA/Merrill Lynch	Jana Galan	646-855-3081
Citigroup	Michael Bilerman / Eric Wolfe	212-816-1383 / 212-816-5871
Green Street Advisors	Andy McCullouch	949-640-8780
FBR Capital Markets	David Toti	646-885-5433
Keefe Bruyette	Haendel St. Juste	212-887-3842
Morgan Keegan	Steve Swett	212-508-7585
RBC Capital Markets	Mike Salinsky	440-715-2648
Sandler O'neill & Partners	Alex Goldfarb	212-466-7937
Standard & Poor's Research	Raymond Mathis	212-438-9558
UBS	Ross Nussbaum	212-713-2484
Wells Fargo Securities, LLC	Jeff Donnelly	617-603-4262

GUIDANCE
	FYE 2011 Range
Diluted Loss per Share	$(0.35)	$(0.19)
Plus: Real Estate Depreciation & Amortization	1.43	1.43
Less: Gain on Sale of Operating Properties	0.00	(0.10)
Total Diluted Funds from Operation ("FFO") per Share	$1.08	$1.14
Less: (Gain) Loss on Sale of Land & Bond or Preferred Stock Repurchases	0.00	0.00
Operating Funds from Operations per share	$1.08	$1.14

COLONIAL PROPERTIES TRUST
Financial Highlights
First Quarter 2011

FINANCIAL HIGHLIGHTS
($ in 000s, except per share and unit data)	Three Months Ended
	3/31/2011	3/31/2010

Total property revenues (1)	$92,576	$87,815

Multifamily property revenues (2)	80,081	75,875
Multifamily property NOI (2)	46,952	43,099

Managment & leasing fee revenues	1,810	2,898

EBITDA (3)	54,370	52,449

Net loss:
Per share - basic	(0.15)	(0.19)
Per share - diluted	(0.15)	(0.19)

Funds from operations
Per share - basic	0.27	0.28
Per share - diluted	0.27	0.28

Dividends per share	0.15	0.15

Dividends/EPS (diluted) payout ratio	(100.0)%	(78.9)%
Dividends/FFO (diluted) payout ratio	55.6%	53.6%

Consolidated interest expense (1)	$21,239	$20,901
Consolidated interest income (1)	(417)	(393)
Net interest expense (1)	20,822	20,508

Pro-rata share of joint venture interest expense	2,937	3,026

Principal reductions	364	302
Preferred dividends & distributions	906	3,847

Interest coverage ratio (4)	2.2	2.2
Fixed charge coverage ratio (4)	2.1	1.8
Fixed charge w/capitalized interest ratio (4)	2.1	1.8

Multifamily same property NOI increase / (decrease) (5)	5.7%	(8.7)%
(# of apartment homes included)	30,959	29,173

	As of	As of
	3/31/2011	12/31/2010
Total assets	$3,232,149	$3,171,134
Total debt	1,767,619	1,761,571
Common shares and units, outstanding end of period	90,243	85,634
Share price, end of period	19.25	18.05
Preferred shares and units, end of period	50,000	50,000
Book equity value, end of period (6)	1,362,357	1,305,296
Market equity value, end of period (7)	1,737,178	1,545,694

Debt to total market capitalization ratio (8)	49.7%	52.5%

Unencumbered real estate assets (at cost) to unsecured debt ratio (8)	250.9%	243.0%

(1) Represents consolidated properties excluding amounts classified in discontinued operations. For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.
(2) For components of revenues and NOI, see page 10.
(3) For a reconciliation of EBITDA, see page 26.
(4) For additional information on these calculations, see page 21.
(5) Multifamily same property communities are communities which were owned by the Company and stabilized as of January 1, 2010, as adjusted for dispositions during the year.
(6) Includes common shares and preferred units.
(7) Includes common shares and units.
(8) Excludes the Company's pro-rata share of partially-owned unconsolidated debt.

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2011

CONSOLIDATED STATEMENTS OF OPERATIONS
($ in 000s, except per share data)	Three Months Ended
	3/31/2011	3/31/2010
Revenue
Minimum Rent	$76,662	$73,482
Tenant Recoveries	2,698	2,789
Other Property Related Revenue	13,216	11,544
Other Non-Property Related Revenue	1,810	2,898
Total Revenue	94,386	90,713

Operating Expenses
Operating Expenses:
Property Operating Expenses	25,964	25,419
Taxes, Licenses, and Insurance	11,149	11,059
Total Property Operating Expenses	37,113	36,478

Property Management Expenses	2,422	1,807
General and Administrative Expenses	5,203	4,807
Management Fee and Other Expenses	1,770	2,673
Investment and Development Expenses (1)	587	3
Depreciation	32,059	30,279
Amortization	2,210	2,224
Impairment and Other Losses (2)	2,097	783
Total Operating Expenses	83,461	79,054
Income from Operations	10,925	11,659

Other Income (Expense)
Interest Expense	(21,238)	(20,901)
Debt Cost Amortization	(1,157)	(1,185)
Gain on Retirement of Debt	—	28
Interest Income	417	393
(Loss) Gain from Partially-Owned Investments	(340)	270
Loss on Sale of Property, net of Income Taxes of $ - (1Q11) and $ - (1Q10)	(79)	(7)
Income Tax Expense	(248)	(249)
Total Other Income (Expense)	(22,645)	(21,651)

Loss from Continuing Operations	(11,720)	(9,992)

Discontinued Operations
Loss from Discontinued Operations	(36)	(32)
Loss on Disposal of Discontinued Operations, net of Income Taxes of $ - (1Q11) and $ - (1Q10)	—	(35)

Loss from Discontinued Operations	(36)	(67)

Net Loss	(11,756)	(10,059)

Noncontrolling Interest
Continuing Operations
Noncontrolling Interest of Limited Partners	(3)	82
Noncontrolling Interest in CRLP - Preferred	(906)	(1,813)
Noncontrolling Interest in CRLP - Common	1,051	1,492
Discontinued Operations
Noncontrolling Interest in CRLP - Common	3	8
Noncontrolling Interest of Limited Partners	—	(5)
Loss (Income) Attributable to Noncontrolling Interest	145	(236)

Net Loss Attributable to Parent Company	(11,611)	(10,295)

Dividends to Preferred Shareholders	—	(2,034)
Net Loss Available to Common Shareholders	$(11,611)	$(12,329)
________________________
Continued on following page

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2011

	Three Months Ended
	3/31/2011	3/31/2010

(Loss) Earnings per Share - Basic
Continuing Operations	$(0.15)	$(0.19)
Discontinued Operations	—	—
EPS - Basic	$(0.15)	$(0.19)

(Loss) Earnings per Share - Diluted
Continuing Operations	$(0.15)	$(0.19)
Discontinued Operations	—	—
EPS - Diluted	$(0.15)	$(0.19)

(1) Reflects costs incurred related to acquisitions and abandoned pursuits. These costs are volatile and therefore may vary between periods.
(2) For the three months ended March 31, 2011, the Company recorded a $1.5 million charge for a loss contingency related to certain litigation. Additionally, the Company recorded a $0.4 million casualty loss and $0.2 million non-cash impairment charge. The casualty loss related to fire damage at two of the
Company's multifamily apartment communities. Of the impairment charge, $0.1 million is related to sales of various for-sale residential units and $0.1 million is related to the sale of land outparcels. For the three months ended March 31, 2010, the Company incurred casualty losses related to property damage at three of the Company's multifamily apartment communities.

SHARES AND UNITS OUTSTANDING, WEIGHTED
(shares and units in 000s)	Three Months Ended
	3/31/2011	3/31/2010
Basic
Shares	79,512	66,426
Operating Partnership Units (OP Units)	7,284	8,156
Total Shares & OP Units	86,796	74,582

Dilutive Common Share Equivalents	—	—

Diluted (1)
Shares	79,512	66,426
Total Shares & OP Units	86,796	74,582

(1) For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2011

FUNDS FROM OPERATIONS (FFO) RECONCILIATION
($ in 000s, except per share data)	Three Months Ended
	3/31/2011	3/31/2010
Net Loss Available to Common Shareholders	$(11,611)	$(12,329)
Noncontrolling Interest in CRLP (Operating Partnership Unitholders)	(1,054)	(1,500)
Total	(12,665)	(13,829)

Adjustments - Consolidated Properties
Depreciation - Real Estate	31,751	29,821
Amortization - Real Estate	2,046	1,741
Remove: Loss on Sale of Property, net of Income Tax and Noncontrolling Interest	79	42
Include: Loss on Sale of Undepreciated Property, net of Income Tax and Noncontrolling Interest	(79)	(10)
Total Adjustments - Consolidated	33,797	31,594

Adjustments - Unconsolidated Properties
Depreciation - Real Estate	1,651	2,408
Amortization - Real Estate	654	702
Remove: Loss/(Gain) on Sale of Property	21	(78)
Total Adjustments - Unconsolidated	2,326	3,032

Funds from Operations	$23,458	$20,797

Income Allocated to Participating Securities	(200)	(182)

Funds from Operations Available to Common Shareholders and Unitholders	$23,258	$20,615

FFO per Share
Basic	$0.27	$0.28
Diluted	$0.27	$0.28

Operating FFO:
Funds from Operations	$23,258	$20,615
Less: Transaction Income
-Development and Land Losses/(Gains)	79	(103)
-Bond / Preferred Repurchase Gains, Net of Write-off	—	(28)
Operating FFO	$23,337	$20,484

Operating FFO per Share
Basic	$0.27	$0.28
Diluted	$0.27	$0.28

FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), means income (loss) before Noncontrolling Interest (determined in accordance with GAAP), excluding gains (losses) from debt restructuring and sales of depreciated property, plus real estate depreciation and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the Company's performance. The Company believes that FFO is useful to investors because it provides an additional indicator of the Company's financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company's industry.

The Company defines Operating FFO as FFO excluding gains on the sale of land and development properties, gains on the repurchase of bonds, net of the attributable write-off of future interest expense held in OCI, and gains on the repurchase of preferred shares/units, net of the write-off of issuance costs. The
Company believes Operating FFO is an important supplemental measure because it provides a measure of operating performance. While land and development gains or the repurchase of debt/preferred shares/units are components of the Company's current business plan, the timing and amount of these transactions can vary significantly between periods.

The Company's method of calculating FFO and Operating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Neither FFO nor Operating FFO should be considered (1) as an alternative to net income (determined in accordance with GAAP), (2) as an indicator of financial performance, (3) as cash flow from operating activities (determined in accordance with GAAP) or (4) as a measure of liquidity nor is it indicative of sufficient cash flow to fund all of our needs, including our ability to make distributions.

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2011

BALANCE SHEET
($ in 000s)	As of	As of
	3/31/2011	12/31/2010
ASSETS
Real Estate Assets
Operating Properties	$3,426,736	$3,331,108
Undeveloped Land & Construction in Progress	266,609	261,955
Total Real Estate, before Depreciation	3,693,345	3,593,063

Less: Accumulated Depreciation	(671,839)	(640,981)
Real Estate Assets Held for Sale, net	14,610	16,861
Net Real Estate Assets	3,036,116	2,968,943
Cash and Equivalents	7,006	4,954
Restricted Cash	9,792	9,294
Accounts Receivable, net	20,061	20,734
Notes Receivable	43,981	44,538
Prepaid Expenses	17,727	23,225
Deferred Debt and Lease Costs	21,977	23,035
Investment in Unconsolidated Subsidiaries	22,212	22,828
Other Assets	53,277	53,583
Total Assets	$3,232,149	$3,171,134

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$383,675	$377,362
Notes and Mortgages Payable	1,383,944	1,384,209
Total Long-Term Liabilities	1,767,619	1,761,571
Accounts Payable	29,128	38,915
Accrued Interest	17,205	12,002
Accrued Expenses	19,569	15,267
Investment in Unconsolidated Subsidiaries	28,965	27,954
Other Liabilities	7,306	10,129
Total Liabilities	1,869,792	1,865,838

Redeemable Common Units	151,902	145,539

EQUITY
Noncontrolling Interest
Series B 7 1/4%, Preferred Units	50,000	50,000
Limited Partner's Noncontrolling Interest	753	769
Total Noncontrolling Interest	50,753	50,769

Cumulative Earnings	1,250,239	1,260,944
Cumulative Distributions	(1,821,448)	(1,808,700)
Common Equity, including Additional Paid-in Capital	1,883,185	1,809,138
Treasury Shares, at Cost	(150,163)	(150,163)
Accumulated Other Comprehensive Loss	(2,111)	(2,231)
Total Equity, including Noncontrolling Interest	1,210,455	1,159,757
Total Liabilities and Equity	$3,232,149	$3,171,134

SHARES & UNITS OUTSTANDING, END OF PERIOD
(shares and units in 000s)	As of	As of
	3/31/2011	12/31/2010
Basic
Shares	82,984	78,334
Operating Partnership Units (OP Units)	7,259	7,300
Total Shares & OP Units	90,243	85,634

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Statistics
First Quarter 2011

COMMUNITY PORTFOLIO AT MARCH 31, 2011 (In apartment homes)

	Same	Non Same	Wholly	Joint	Stabilized	Completed in	Total	Current
	Property	Property	Owned	Venture (1)	Operating	Lease-Up	Operating	Developments	Total

Atlanta	3,282	—	3,282	72	3,354	—	3,354	—	3,354
Austin	2,908	336	3,244	—	3,244	—	3,244	296	3,540
Birmingham	1,262	345	1,607	—	1,607	—	1,607	—	1,607
Charleston	1,578	—	1,578	—	1,578	—	1,578	—	1,578
Charlotte	4,780	321	5,101	—	5,101	—	5,101	—	5,101
Dallas/Fort Worth	4,480	—	4,480	29	4,509	—	4,509	—	4,509
Huntsville	836	—	836	—	836	—	836	—	836
Orlando	1,756	—	1,756	—	1,756	—	1,756	—	1,756
Phoenix	952	—	952	—	952	—	952	—	952
Raleigh	1,964	364	2,328	74	2,402	—	2,402	—	2,402
Richmond	1,700	—	1,700	—	1,700	—	1,700	—	1,700
Savannah	1,437	—	1,437	—	1,437	—	1,437	—	1,437
Other	4,024	817	4,841	113	4,954	—	4,954	486	5,440

Total Portfolio	30,959	2,183	33,142	288	33,430	—	33,430	782	34,212

FIRST QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION (2)					PHYSICAL OCCUPANCY (3)

			Total NOI
	Same Property		Incl. JVs at		Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	Communities		Pro Rata % (4)		2011	2010	2010	2010	2010

Atlanta		10.9%	10.5%		94.4%	93.9%	95.2%	95.6%	96.3%
Austin		9.3%	9.1%		96.4%	97.3%	97.9%	96.9%	96.9%
Birmingham		3.8%	4.5%		95.6%	95.2%	96.6%	96.5%	96.3%
Charleston		5.0%	4.7%		97.5%	97.5%	98.6%	97.1%	98.1%
Charlotte		13.9%	13.8%		96.0%	95.7%	96.4%	96.6%	96.5%
Dallas/Fort Worth		12.4%	11.7%		96.2%	96.3%	95.1%	95.6%	95.3%
Huntsville		2.8%	2.7%		96.2%	94.0%	95.8%	97.8%	97.8%
Orlando		7.4%	6.9%		97.3%	96.9%	95.6%	97.6%	98.3%
Phoenix		3.4%	3.2%		93.3%	95.7%	97.2%	96.4%	97.5%
Raleigh		6.5%	7.6%		95.8%	96.0%	96.8%	95.9%	95.5%
Richmond		5.9%	5.6%		96.0%	96.6%	97.6%	96.8%	97.5%
Savannah		5.6%	5.3%		98.8%	97.1%	95.6%	94.6%	97.8%
Other		13.1%	14.4%		95.7%	95.4%	97.0%	97.1%	96.7%

Total Portfolio (5)		100.0%	100.0%		96.0%	95.9%	96.5%	96.4%	96.7%

Same Property (6)					96.1%	96.0%	96.5%	96.4%	96.7%

(1) Joint venture units shown represents the Company's pro-rata share of total units. There are 1,340 total units at the Company's partially-owned apartment communities.
(2) For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.
(3) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up or under development. For a detailed occupancy listing by property, see the Multifamily Property Table on page 28.
(4) Based on total NOI from wholly-owned operating communities and the Company's pro-rata share of total NOI from joint venture communities.
(5) Total portfolio occupancy includes wholly-owned operating communities and joint venture communities.
(6) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2010, as adjusted for dispositions during the year. The 2010 same property data reflects results of the 2011 same property portfolio, as adjusted for dispositions during the year.

COLONIAL PROPERTIES TRUST
Components of Property Net Operating Income and Capitalized Expenditures for Multifamily Portfolio
First Quarter 2011
($ in 000s, except property data and per unit amounts)

COMPONENTS OF PROPERTY NET OPERATING INCOME (1)

	Apartment	Three Months Ended
	Homes	3/31/2011	3/31/2010	Change
Property Revenues
Same Property Communities (2)	30,959	$75,206	$73,412	$1,794
Non-Same Property Communities	2,183	4,163	1,521	2,642
Joint Venture Communities (3)	288	711	634	77
Development and Lease Up Communities	782	—	—	—
Dispositions / Other	—	1	308	(307)
Total Property Revenues	34,212	$80,081	$75,875	$4,206

Property Expenses
Same Property Communities (2)	30,959	$31,096	$31,677	$(581)
Non-Same Property Communities	2,183	1,669	673	996
Joint Venture Communities (3)	288	364	296	68
Development and Lease Up Communities	782	—	—	—
Dispositions / Other	—	—	130	(130)
Total Property Expenses	34,212	$33,129	$32,776	$353

Property Net Operating Income
Same Property Communities (2)	30,959	$44,110	$41,735	$2,375
Non-Same Property Communities	2,183	2,495	848	1,647
Joint Venture Communities (3)	288	347	338	9
Development and Lease Up Communities	782	—	—	—
Dispositions / Other	—	—	178	(178)
Total Property Net Operating Income	34,212	$46,952	$43,099	$3,853

CAPITALIZED EXPENDITURES

	Apartment	Three Months Ended
	Homes	3/31/2011	3/31/2010	Change
Capitalized Expenses
Same Property Communities (2)	30,959	$3,144	$5,526	$(2,382)
Non-Same Property Communities	2,183	—	10	(10)
Joint Venture Communities (3)	288	13	15	(2)
Dispositions / Other	—	—	19	(19)
Total Property Capitalized Expenses	33,430	$3,157	$5,570	$(2,413)

Capitalized Expenses per Unit
Same Property Communities (2)	30,959	$102	$178	$(76)
Non-Same Property Communities	2,183	—	5	(5)
Joint Venture Communities	288	45	52	(7)
Total Per Unit	33,430	$94	$167	$(73)

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.
(2) The 2010 same property data reflects results of the 2011 same property portfolio, as adjusted for dispositions during the year.
(3) Includes the Company's pro-rata share of apartment homes, revenues, expenses and NOI from partially-owned unconsolidated communities.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
First Quarter 2011
($ in 000s, except property data amounts)

REVENUES, EXPENSES & NOI FOR THE THREE MONTHS ENDED MARCH 31, 2011 (1)

		Revenues			Expenses			NOI
	1Q11	1Q10	% Chg	1Q11	1Q10	% Chg	1Q11	1Q10	% Chg

Atlanta	$8,565	$8,597	(0.4)%	$3,735	$3,790	(1.5)%	$4,830	$4,807	0.5%
Austin	7,376	6,923	6.5%	3,287	3,173	3.6%	4,089	3,750	9.0%
Birmingham	2,881	2,840	1.4%	1,208	1,201	0.6%	1,673	1,639	2.1%
Charleston	3,796	3,750	1.2%	1,587	1,521	4.3%	2,209	2,229	(0.9)%
Charlotte	10,456	10,123	3.3%	4,324	4,532	(4.6)%	6,133	5,590	9.7%
Dallas / Fort Worth	10,285	10,058	2.3%	4,821	5,030	(4.2)%	5,465	5,028	8.7%
Huntsville	2,035	2,070	(1.7)%	782	779	0.4%	1,253	1,291	(2.9)%
Orlando	5,228	5,065	3.2%	1,981	2,028	(2.3)%	3,247	3,038	6.9%
Phoenix	2,375	2,249	5.6%	871	926	(5.9)%	1,504	1,324	13.6%
Raleigh	4,607	4,486	2.7%	1,759	1,824	(3.6)%	2,848	2,662	7.0%
Richmond	4,229	4,124	2.5%	1,617	1,658	(2.5)%	2,612	2,466	5.9%
Savannah	3,805	3,744	1.6%	1,332	1,355	(1.7)%	2,474	2,389	3.6%
Other	9,568	9,383	2.0%	3,792	3,860	(1.8)%	5,773	5,522	4.5%

Total Same Property (2)	$75,206	$73,412	2.4%	$31,096	$31,677	(1.8)%	$44,110	$41,735	5.7%

	Apartment
	Homes		% of NOI	Financial Occupancy (3)			Rent per Unit (4)
	Included		Contribution	1Q11	1Q10	% Chg	1Q11	1Q10	% Chg

Atlanta	3,282		10.9%	92.3%	95.0%	(2.7)%	$772	$759	1.7%
Austin	2,908		9.3%	95.8%	94.5%	1.3%	739	718	2.9%
Birmingham	1,262		3.8%	94.3%	93.6%	0.7%	693	690	0.4%
Charleston	1,578		5.0%	95.4%	96.5%	(1.1)%	703	691	1.7%
Charlotte	4,780		13.9%	94.4%	93.1%	1.3%	652	645	1.1%
Dallas / Fort Worth	4,480		12.4%	94.6%	92.7%	1.9%	673	683	(1.5)%
Huntsville	836		2.8%	94.0%	96.3%	(2.3)%	712	712	—%
Orlando	1,756		7.4%	95.4%	95.7%	(0.3)%	889	863	3.0%
Phoenix	952		3.4%	93.1%	91.1%	2.0%	771	742	3.9%
Raleigh	1,964		6.5%	95.1%	94.0%	1.1%	708	701	1.0%
Richmond	1,700		5.9%	95.3%	96.2%	(0.9)%	719	713	0.8%
Savannah	1,437		5.6%	97.4%	96.8%	0.6%	768	760	1.1%
Other	4,024		13.1%	95.0%	94.3%	0.7%	719	710	1.3%

Total Same Property (2)	30,959		100.0%	94.7%	94.3%	0.4%	$721	$712	1.3%

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.
(2) Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2010, as adjusted for dispositions during the year. The 2010 same property data reflects results of the 2011 same property portfolio, as adjusted for dispositions during the year.
(3) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(4) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Sequential Quarter Comparisons
First Quarter 2011
($ in 000s, except property data amounts)

SAME PROPERTY SEQUENTIAL COMPARISON OF REVENUES, EXPENSES & NOI

		Revenues			Expenses			NOI
	1Q11	4Q10	% Chg	1Q11	4Q10	% Chg	1Q11	4Q10	% Chg

Atlanta	$8,565	$8,622	(0.7)%	$3,735	$3,655	2.2%	$4,830	$4,967	(2.8)%
Austin	7,376	7,265	1.5%	3,287	3,166	3.8%	4,089	4,099	(0.2)%
Birmingham	2,881	2,882	—%	1,208	1,140	6.0%	1,673	1,742	(4.0)%
Charleston	3,796	3,875	(2.0)%	1,587	1,506	5.4%	2,209	2,369	(6.8)%
Charlotte	10,456	10,518	(0.6)%	4,324	4,360	(0.8)%	6,133	6,158	(0.4)%
Dallas / Fort Worth	10,285	10,250	0.3%	4,821	4,814	0.1%	5,465	5,436	0.5%
Huntsville	2,035	2,023	0.6%	782	767	2.0%	1,253	1,256	(0.2)%
Orlando	5,228	5,138	1.8%	1,981	1,735	14.2%	3,247	3,402	(4.6)%
Phoenix	2,375	2,363	0.5%	871	902	(3.4)%	1,504	1,461	2.9%
Raleigh	4,607	4,678	(1.5)%	1,759	1,806	(2.6)%	2,848	2,873	(0.9)%
Richmond	4,229	4,248	(0.4)%	1,617	1,582	2.2%	2,612	2,666	(2.0)%
Savannah	3,805	3,735	1.9%	1,332	1,413	(5.7)%	2,474	2,322	6.5%
Other	9,568	9,598	(0.3)%	3,792	3,644	4.1%	5,773	5,954	(3.0)%

Total Same Property (1)	$75,206	$75,195	0.0%	$31,096	$30,490	2.0%	$44,110	$44,705	(1.3)%

	Apartment
	Homes		% of NOI	Financial Occupancy (2)			Rent per Unit (3)
	Included		Contribution	1Q11	4Q10	% Chg	1Q11	4Q10	% Chg

Atlanta	3,282		10.9%	92.3%	93.7%	(1.4)%	$772	$766	0.8%
Austin	2,908		9.3%	95.8%	96.9%	(1.1)%	739	732	1.0%
Birmingham	1,262		3.8%	94.3%	95.0%	(0.7)%	693	684	1.3%
Charleston	1,578		5.0%	95.4%	96.9%	(1.5)%	703	696	1.0%
Charlotte	4,780		13.9%	94.4%	95.7%	(1.3)%	652	644	1.2%
Dallas / Fort Worth	4,480		12.4%	94.6%	94.8%	(0.2)%	673	666	1.1%
Huntsville	836		2.8%	94.0%	94.3%	(0.3)%	712	708	0.6%
Orlando	1,756		7.4%	95.4%	95.1%	0.3%	889	881	0.9%
Phoenix	952		3.4%	93.1%	95.3%	(2.2)%	771	740	4.2%
Raleigh	1,964		6.5%	95.1%	96.4%	(1.3)%	708	704	0.6%
Richmond	1,700		5.9%	95.3%	95.7%	(0.4)%	719	719	—%
Savannah	1,437		5.6%	97.4%	96.2%	1.2%	768	755	1.7%
Other	4,024		13.1%	95.0%	95.8%	(0.8)%	719	712	1.0%

Total Same Property (1)	30,959		100.0%	94.7%	95.5%	(0.8)%	$721	$713	1.1%

(1) Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2010, as adjusted for dispositions during the year. The 2010 same property data reflects results of the 2011 same property portfolio, as adjusted for dispositions during the year.
(2) The Company defines Financial Occupancy as market rent less vacancy loss as a percentage of market rent.
(3) Rent per Unit is the average net effective rental rate per occupied unit. The Company defines net effective rental rate as the Company's rental rate after "loss to lease", concessions and vacancy.
"loss to lease", concessions and vacancy.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Operating Expenses Comparisons
First Quarter 2011
($ in 000s)

COMPARISON OF SAME PROPERTY OPERATING EXPENSES FOR THE THREE MONTHS ENDED MARCH 31, 2011

					1Q11 % Of	1Q10 % Of
	1Q11	1Q10	$ Change	% Change	Operating Exp.	Operating Exp.	Change

On-site Payroll (1)	$7,844	$7,685	$159	2.1%	25.2%	24.3%	0.9%
Real Estate Taxes	7,760	7,913	(153)	(1.9)%	25.0%	25.0%	—%
Utilities (2)	7,199	7,054	145	2.1%	23.2%	22.3%	0.9%
Repairs and Maintenance (3)	5,127	5,481	(354)	(6.5)%	16.5%	17.3%	(0.8)%
Insurance	1,298	1,544	(246)	(15.9)%	4.2%	4.9%	(0.7)%
General and Administrative	1,166	1,129	37	3.3%	3.7%	3.6%	0.1%
Advertising and Promotions	702	871	(169)	(19.4)%	2.3%	2.7%	(0.4)%

Total Same Property (4)	$31,096	$31,677	$(581)	(1.8)%	100.0%	100.0%

(1) On-site payroll - Includes payroll and related expenses for on-site personnel including property managers, leasing consultants and maintenance staff.
(2) Utilities - Represents gross expenses prior to any recoveries from tenants and includes bulk cable program expenses. Recoveries are reflected in "Other
Property Related Revenue".
(3) Repairs and maintenance - Includes general maintenance costs, unit turnover costs including interior painting, routine landscaping, security, exterminating, fire protection, roof and parking lot repairs and other miscellaneous repair costs.
(4) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2010, as adjusted for dispositions during the year. The 2010 same property data reflects results of the 2011 same property portfolio, as adjusted for dispositions during the year.

COLONIAL PROPERTIES TURST
Unconsolidated Joint Ventures
($ in 000s)

JOINT VENTURE OPERATIONS

	Three Months Ended
	3/31/2011	3/31/2010

OPERATING DATA (1)

Property Revenues
Rental Revenues	$7,028	$8,698
Other Property Revenues	271	400
Total Property Revenues	7,299	9,098

Property Expenses
Property Operating and Maintenance	1,442	1,885
Taxes, License and Insurance	809	929
Total Property Expenses	2,251	2,814

Net Operating Income (NOI)	5,048	6,284

Other Income (Expenses)
Interest, net	(2,957)	(3,064)
Depreciation and Amortization (2)	(2,346)	(3,096)
Impairments	(18)	—
Other (3)	(46)	(45)
Total Other Expenses	(5,367)	(6,205)

(Loss) Gain on Sale of Properties, net	(21)	191
(Loss) Income from Partially-Owned Investments	$(340)	$270

	As of
	3/31/2011	12/31/2010
BALANCE SHEET DATA (3)

Real Estate Assets, net	$1,257,884	$1,270,405
Other Assets, net	100,082	106,291
Total Assets	1,357,966	1,376,696

Notes Payable	1,109,825	1,110,908
Other Liabilities	105,258	110,246
Total Liabilities	1,215,083	1,221,154

Member's Equity	142,883	155,542
Total Liabilities and Member's Equity	$1,357,966	$1,376,696

Colonial's Equity Investment (4)	$(6,753)	$(5,126)
Colonial's Pro-rata Share of Debt	$200,887	$201,283

(1) Operating data represents the Company's pro-rata share of revenues, expenses and NOI.
(2) Includes amortization of excess basis differences for certain joint ventures.
(3) Balance sheet data reported at 100%.
(4) Includes distributions in excess of investment balance for certain joint ventures. These joint ventures are presented as "Liabilities" on the Company's Balance
Sheet as of March 31, 2011.

COLONIAL PROPERTIES TRUST
Investments in Real Estate Joint Ventures
As of March 31, 2011
($ in 000s)

								Average
			Gross				Average	Remaining
	Number of	Total	Investment in	Construction	Mortgages and	Ownership	Interest	Term (In	% Fixed	% Variable
Venture	Properties	Units/GLA (1)	Real Estate (2)	in Progress	Notes Payable	Interest	Rate	Months)	Rate	Rate

MULTIFAMILY	7	1,340	$119,773	$19,623	$100,305	21%	5.61%	31	69.97%	30.03%

COMMERCIAL
DRA/CLP (3)	18	5,220	$960,766	$—	$741,909	15%	5.61%	39	100.00%	—
Bluerock	9	1,703	233,855	—	107,540	10%	6.47%	80	100.00%	—
Turkey Creek	2	636	106,254	—	77,510	50%	5.99%	55	86.84%	13.16%
Other	6	1,358	117,356	—	82,728	21%	5.02%	17	65.25%	34.75%

Total Commercial	35	8,917	$1,418,231	$—	$1,009,687

	42	10,257	$1,538,004	$19,623	$1,109,992

(1) Gross leasable area includes anchor-owned square footage.
(2) Represents gross investment in real estate at 100% (excluding depreciation)
(3) As of March 31, 2011, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin,

Texas.

For more information on partially-owned unconsolidated assets, see Appendix pages 28-33.

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Three Months Ended March 31, 2011
($ in 000s)

									Colonial Share
	Total	Operating	Net Operating		Other (Income)	Gain (Loss)	Depreciation &	Net Income	of Net Income
Venture	Revenues	Expenses	Income	Interest Expense	Expenses	on Sales	Amortization	(Loss)	(Loss) (1)

MULTIFAMILY	$3,342	$1,684	$1,658	$1,678	$13	$—	$1,327	$(1,360)	$(388)

COMMERCIAL
DRA/CLP (2)	$24,966	$9,402	$15,564	$10,406	$43	$—	$11,192	$(6,077)	$(482)
Bluerock	6,801	2,120	4,681	3,264	23	—	2,781	(1,387)	(41)
Turkey Creek	3,041	657	2,384	1,036	83	—	1,141	124	89
Other	2,970	782	2,188	954	31	—	849	354	482

Total Commercial	$37,778	$12,961	$24,817	$15,660	$180	$—	$15,963	$(6,986)	$48

	$41,120	$14,645	$26,475	$17,338	$193	$—	$17,290	$(8,346)	$(340)

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For more information on partially-owned unconsolidated assets, see Appendix pages 28-33.

(1) Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.
(2) As of March 31, 2011, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin,
.

Texas.

COLONIAL PROPERTIES TRUST
Commercial Operational Statistics
First Quarter 2011
	As of				As of
	3/31/2011	3/31/2010			3/31/2011	3/31/2010
Base rent per square foot - Straight-line			Square Feet (in 000's)
Office			Office
Consolidated	$26.71	$26.16	Consolidated		1,330	1,329
Unconsolidated	19.46	19.37	Unconsolidated (2)		918	917
Retail (1)			Retail
Consolidated	$23.09	$24.67	Consolidated		1,224	990
Unconsolidated	22.08	24.57	Unconsolidated (2)		440	578
Base rent per square foot - Cash
Office
Consolidated	$25.69	$24.01
Unconsolidated	19.04	19.11
Retail (1)
Consolidated	$23.09	$24.15
Unconsolidated	21.75	24.65

(1) This calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.
(2) Square footage includes the Company's weighted square footage for partially-owned unconsolidated properties based on the Company's ownership percentage. See the Appendix for additional details.

OFFICE LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2011	478	7%	$9,019	7%	65	3%	$1,260	4%
2012	1,474	22%	30,782	24%	202	11%	4,308	12%
2013	776	11%	15,335	12%	142	8%	2,932	8%
2014	529	8%	9,951	8%	97	5%	1,751	5%
2015	951	14%	15,457	12%	229	12%	4,110	11%
2016+	2,583	38%	48,322	37%	1,125	60%	21,532	60%
Total Leased SF	6,791		$128,866		1,860		$35,893

RETAIL LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2011	117	5%	$2,359	6%	75	5%	$1,579	6%
2012	241	10%	4,011	10%	108	7%	2,294	9%
2013	153	6%	2,983	7%	91	6%	1,768	7%
2014	120	5%	2,393	6%	78	5%	1,453	6%
2015	135	5%	2,224	5%	80	5%	1,467	6%
2016+	1,736	69%	27,569	66%	1,131	72%	17,089	67%
Total Leased SF	2,502		$41,539		1,563		$25,650

OFFICE CAPITAL EXPENDITURES
			Three Months Ended
Capital Expenditures ($ in 000s)			3/31/2011	3/31/2010
Regular Maintenance			$49	$64
Tenant Improvements			39	265
Leasing Commissions			162	62
Total			$250	$391
Less: Unconsolidated Assets			(222)	(268)
Total - Consolidated Assets			$28	$123

RETAIL CAPITAL EXPENDITURES
			Three Months Ended
Capital Expenditures ($ in 000s)			3/31/2011	3/31/2010
Regular Maintenance			$28	$42
Tenant Improvements			25	24
Leasing Commissions			91	74
Total			$144	$140
Less: Unconsolidated Assets			(27)	(140)
Total - Consolidated Assets			$117	$—

COLONIAL PROPERTIES TRUST
Real Estate Activities

PROPERTY ACQUISITIONS

					Acquisition	Cap
	Location		Date	Units	Basis	Rate
					($ MM)
Multifamily
Colonial Grand at Wells Branch	Austin, TX		Feb-11	336	$28.4	5.4%
Colonial Grand at Cornelius	Charlotte, NC		Feb-11	236	23.6	5.6%
Colonial Grand at Palm Vista	Las Vegas, NV		Mar-11	341	40.9	5.2%
Total					$92.9

RESIDENTIAL FOR-SALE DEVELOPMENTS
						Units
			Average Price		Units Closed	Closed
			of Units/Lots	Projected	in Current	Project to	Under	Remaining
Project	Location	Units	Closed	Sell Out	Quarter	Date	Contract (1)	Units/Lots
Metropolitan Midtown	Charlotte, NC	101	$353,969	4Q12 - 4Q13	2	79	2	20
Whitehouse Creek (lots)	Mobile, AL	59	$62,184	2Q13 - 4Q16	—	19	—	40
		160			2	98	2	60

(1) Units under contract are stated as of the end of the quarter. There can be no assurance that units under contract will close.

There can be no assurances of the amount, margin or velocity of future for-sale residential sales and closings. If market conditions do not imiprove or if there is further market deterioration, the Company could incur additional impairment charges on projects previously impaired as well as on projects not currently impaired but for which indicators of impairment may exist.

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)
								Development Costs
		Units / SF-in 000's			Start	Compl.	Stab.	Total	Thru
	Location	Total	Deliv'd	Leased	Date	Date	Date	Cost	1Q11	After
Multifamily
CG Hampton Preserve	Tampa, FL	486	n/a	n/a	4Q10	4Q12	1Q14	$58.3	$17.2	$41.1
CG at Double Creek (formerly CG at Cityway)	Austin, TX	296	n/a	n/a	1Q11	3Q12	1Q13	31.7	5.9	25.8

				Total Active Development Projects				$90.0	$23.1	$66.9
				Future Development Projects (see below)					98.0
				Investment Land (see below)					145.5
				Total Properties Under Development (per Balance Sheet)					$266.6

FUTURE DEVELOPMENT PIPELINE / LAND AND ASSETS HELD FOR SALE
		Units/			Future		Investment		Held
	Location	SF-in 000s			Development		Land		For Sale
Multifamily
CG at Lake Mary	Orlando, FL		306		$5.4		$—		$—
CG at South End	Charlotte, NC		353		13.7		—		—
CG at Randal Park (1)	Orlando, FL		750		19.2		—		—
CG at Thunderbird	Phoenix, AZ		244		8.4		—		—
CG at Sweetwater	Phoenix, AZ		195		7.3		—		—
CG at Azure	Las Vegas, NV		188		7.8		—		—
Total Multifamily Assets					$61.8		$—		$—

Commercial
Colonial Promenade Nord du Lac (2)	Covington, LA		236,000		$17.8		$—		$—
Colonial Promenade Huntsville	Huntsville, AL		111,000		9.8		—		—
Outparcels / Pads					—		26.9		1.0
Total Commercial Assets					$27.6		$26.9		$1.0

Multifamily					$—		$3.3		$—
Commercial					8.6		45.1		—
Condo / Townhome					—		—		11.2
For-sale Residential Land					—		70.2		2.4
Total Projects					$98.0		$145.5		$14.6

(1) This project is part of a mixed-use development. The Company is still evaluating plans for a multifamily apartment community. Therefore, dollars attributable to this phase of the development are subject to change.
(2) Total cost to date for this project, including Phase I, is presented net of $25.8 of impairment charges recorded in 4Q09 and 4Q08.

COLONIAL PROPERTIES TRUST
Debt Summary
As of March 31, 2011

QUARTERLY DEBT SUMMARY
($ In 000s)
	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mt'y	Debt	%	Avg Int	Wtd Mat'y
Unsecured/Secured
Unsecured Line of Credit	$383,675	22%	1.3%	1.2	$383,675	19%	1.3%	1.2
Unsecured Other	687,693	39%	6.0%	3.2	687,693	35%	6.0%	3.2
Secured	696,251	39%	5.6%	8.0	897,138	46%	5.5%	6.9
Total Debt	$1,767,619	100%	4.8%	4.6	$1,968,506	100%	4.9%	4.5

Fixed/Floating
Fixed Rate Debt	$1,370,940	78%	5.8%	5.6	$1,540,684	78%	5.8%	5.4
Floating Rate Debt	396,679	22%	1.4%	1.3	427,822	22%	1.4%	1.3
Total Debt	$1,767,619	100%	4.8%	4.6	$1,968,506	100%	4.9%	4.5

PRINCIPAL DEBT MATURITY SCHEDULE
($ In MMs)

LINE OF CREDIT

	3/31/2011	12/31/2010	Interest Rate	Due

Floating	$383,675	$377,362	1.29%	6/21/2012
Total Outstanding on LOC	$383,675	$377,362	1.29%

Notes:
- In addition to the $675MM LOC, Wells Fargo has provided a $35MM Cash Management Line.
- 20 Banks participate in the LOC, co-led by Wells Fargo and Bank of America.
- The Facility is priced based on the Company's Senior Unsecured Debt Rating.
- The interest rate on the LOC is LIBOR + 105 bps, and the facility fee is 17.5 bps.
- 5-Year facility through June 2012.

COLONIAL PROPERTIES TRUST
Debt Summary
As of March 31, 2011

PUBLIC RATINGS
					Senior Unsecured		Preferred
					Rating	Outlook	Rating
Fitch Ratings	George Hoglund		212-908-9149		BB+	Stable	BB-
Moody's Investor Services	Karen Nickerson		212-553-4924		Ba1	Stable	Ba2
Standard & Poor's	Eugene Nusinzon		212-438-2449		BB+	Stable	B+

COVERAGE RATIOS
			1Q10		1Q11
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges (1)			0.6		0.6
Earnings to Fixed Charges & Preferred
Share Distributions (1)			0.5		0.6

Supplemental Coverage Ratios (KPIs)
Interest Coverage (2)			2.2		2.2
Fixed Charge Coverage (3)			1.8		2.1
Fixed Charge w/ Cap Int (4)			1.8		2.1

See Page 27 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.

Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company's financial status.

(1) The deficiency of the ratio of earnings to fixed charges and the ratio of earnings to fixed charges & preferred share dividends for the three months ended March 31, 2011 and 2010 is primarily a result of non-cash depreciation and amortization expense.
(2) EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management used this ratio to make balance sheet management decisions.
(3) EBITDA/Interest Exp + Pfd Dividends + Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
(4) EBITDA/Interest Exp + Capitalized Interest + Pfd Div + Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

FINANCIAL COVENANTS AND PUBLIC DEBT

	1Q10	2Q10	3Q10	4Q10	1Q11	2Q11	3Q11	4Q11
Total Debt to Total Assets cannot exceed 60%	48.6%	48.5%	48.4%	49.0%	47.8%
Secured Debt to Total Assets cannot
exceed 40%	21.9%	23.1%	23.0%	22.3%	21.7%
Total Unencumbered Assets to Unsecured Debt
must be at least 150%	248.2%	249.1%	250.9%	243.0%	250.9%
Consolidated Income Available for Debt Service
Charges must be at least 1.50/1	2.2x	2.1x	2.1x	2.1x	2.1x

COLONIAL PROPERTIES TURST
Debt Summary
As of March 31, 2011

TOTAL MARKET CAPITALIZATION
($ In 000s)
	1Q10	2Q10	3Q10	4Q10	1Q11	2Q11	3Q11	4Q11
Consolidated Debt	$1,673,306	$1,707,831	$1,705,829	$1,761,571	$1,767,619
Unconsolidated Debt	238,385	225,421	224,871	201,283	200,887
Total Debt	1,911,691	1,933,252	1,930,700	1,962,854	1,968,506
Preferred Stock
7.25% Series B (Units) (1)	100,000	100,000	100,000	50,000	50,000
8.125% Series D (2)	100,118	100,118	—	—	—
Total Preferred Stock	200,118	200,118	100,000	50,000	50,000

Market Equity (Shares & Units)	997,711	1,142,305	1,375,697	1,545,694	1,737,178
Total Market Capitalization	$3,109,520	$3,275,675	$3,406,397	$3,558,548	$3,755,684

Debt / Total Market Capitalization	61.5%	59.0%	56.7%	55.2%	52.4%

(1) During December 2010, the Company redeemed 50% of its outstanding Series B Units.
(2) During September 2010, the Company redeemed all of its outstanding Series D Preferred Shares.

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s)

SUPPLEMENTAL DATA

	1Q11	1Q10
Consolidated
FFO Gains/(Losses) (net of income taxes & noncontrolling interest):
For-Sale Residential	$(51)	$(23)
Land / Outparcel Sales	(28)	13
Totals	$(79)	$(10)

3rd Party Mgt & Leasing Fee Revenue	$1,810	$2,898
Straight Line Rents	526	612
Percentage Rents	64	104
Interest Expense	21,239	20,901
Capitalized Interest	52	368
Debt - Principal Amortization	364	302
Preferred Dividend Payments	906	3,847
Amortization of Deferred Financing Costs	1,157	1,185
Amortization of Stock Compensation	1,489	994
Unconsolidated (1)
Straight Line Rents	118	105
Interest Expense	2,937	3,026
Debt - Principal Amortization	190	279
Amortization of Deferred Financing Costs	22	40

(1) The unconsolidated revenue and expense data are comprised of the Company's percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company's rights to cash flows and debt obligations related to the Company's unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management's view of evaluating current operating performance and trends.

INVESTMENT ACTIVITY

	1Q11	1Q10
Acquisition of Properites
Multifamily	$92,880	$—
Acquisitions, Consolidated Assets	$92,880	$—

Development Expenditures
Multifamily	$2,348	$54
Commercial	3,529	6,061
For-Sale / Other	206	—
Total, including subs	6,083	6,115
Less: Infrastructure Reimbursement from City/County	—	—
Less: Unconsolidated / Other (1)	—	(290)
Development, Consolidated Assets	$6,083	$5,825

Proceeds from Sales of Properties, Net of Selling Costs
For-Sale / Other	$1,022	$1,508
Outparcels / Land	2,725	625
Total, including subs	3,747	2,133
Selling Costs	(453)	(134)
Outparcels / Land	(2,475)	—
Less: Unconsolidated - net (2)	(250)	(625)
Sales, Net - Consolidated Assets	$569	$1,374

(1) Includes items reclassified to other cash flow investing activities.
(2) Outparcels/Land sales for the three months ended March 31, 2010 includes an outparcel sale at one of the Company's unconsolidated commercial properties, Colonial
Promenade Smyrna, in which the Company owns a 50% interest.

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company.
Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to making financing and capital decisions.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF REVENUES

	1Q11	1Q10
Divisional Total Revenues
Multifamily - Same Property	$75,206	$73,412
Multifamily - Non-Same Property (1)	4,888	2,466
Commercial	19,769	20,990
Total Divisional Revenues	99,863	96,868

Less: Unconsolidated Revenues - Multifamily	(713)	(943)
Less: Unconsolidated Revenues - Commercial	(6,572)	(8,138)
Discontinued Operations	(2)	28
Unallocated Corporate Revenues	1,810	2,898
Consolidated Revenue Adjusted - '10 Discontinued Operations (2)	94,386	90,713

Add: Additional Discontinued Operations Revenue, post filing (3)	—	—
Total Consolidated Revenue, per 10-Q (4)	$94,386	$90,713

RECONCILIATION OF EXPENSES

	1Q11	1Q10
Divisional Total Expenses
Multifamily - Same Property	$31,096	$31,677
Multifamily - Non-Same Property (1)	2,325	1,505
Commercial	6,228	6,359
Total Divisional Expenses	39,649	39,541

Less: Unconsolidated Expenses - Multifamily	(374)	(484)
Less: Unconsolidated Expenses - Commercial	(2,124)	(2,575)
Discontinued Operations	(38)	(4)
Total Property Operating Expenses	37,113	36,478
Property Management Expenses	2,422	1,807
General & Administrative Expenses	5,203	4,807
Management Fee and Other Expenses	1,770	2,673
Investment and Development Expenses (5)	587	3
Impairment and Other Losses	2,097	783
Depreciation	32,059	30,279
Amortization	2,210	2,224
Consolidated Expense Adjusted - '10 Discontinued Operations (2)	83,461	79,054

Add: Additional Discontinued Operations Expense, post filing (3)	—	—
Total Consolidated Expense, per 10-Q (4)	$83,461	$79,054

Notes on following page.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF NOI

	1Q11	1Q10
Divisional Total NOI
Multifamily - Same Property	$44,110	$41,735
Multifamily - Non-Same Property (1)	2,563	961
Commercial	13,541	14,631
Total Divisional NOI	60,214	57,327

Less: Unconsolidated NOI - Multifamily	(339)	(459)
Less: Unconsolidated NOI - Commercial	(4,448)	(5,563)
Discontinued Operations	36	32
Unallocated Corporate Revenues	1,810	2,898
Property Management Expenses	(2,422)	(1,807)
General & Administrative Expenses	(5,203)	(4,807)
Management Fee and Other Expenses	(1,770)	(2,673)
Investment and Development Expenses (5)	(587)	(3)
Impairment and Other Losses	(2,097)	(783)
Depreciation	(32,059)	(30,279)
Amortization	(2,210)	(2,224)
Income from Operations	10,925	11,659
Total Other Income (Expense)	(22,645)	(21,651)
Loss from Continuing Operations (6)	(11,720)	(9,992)
Discontinued Operations	—	—
Loss from Continuing Operations, per 10-Q (4)	$(11,720)	$(9,992)

(1) Includes operations from for-sale portfolio.
(2) Reflects total consolidated revenue and total consolidated expense (as applicable), adjusted to reflect discontinued operations classifications made after filing of prior period financials.
(3) Adjustment to prior period financials to reflect discontinued operations classifications made after filing of prior period financials.
(4) For prior period, reflects total consolidated revenue, expense or (loss) income from continuing operations (as applicable) as presented in prior period financials (i.e., excluding adjustment for discontinued operations classifications made after filing of prior period financials).
(5) Reflects costs incurred related to acquisitions and abandoned pursuits. These costs are volatile and therefore may vary between periods.
(6) Loss from Continuing Operations before extraordinary items, noncontrolling interest and discontinued operations. Adjustments for additional discontinued operations have restated periods in accordance with ASC 205-20.

DATA FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010

	1Q11	1Q10
Assets Sold
Revenue from Assets Sold	$2	$(28)
Expenses from Assets Sold	38	4
NOL from Assets Sold	(36)	(32)

Assets Held for Sale
Revenue from Assets Held for Sale	—	—
Expenses from Assets Held for Sale	—	—
NOI from Assets Held for Sale	—	—

Assets Sold, not classified in Discontinued Operations
Revenue from Assets Sold	—	16
Expenses from Assets Sold (1)	30	8
NOL from Assets Sold	$(30)	$8

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

NOI FROM DISCONTINUED OPERATIONS

NOI/NOL as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of March 31, 2011). A reconciliation of NOL from properties sold or held for sale to net loss for these properties is as follows:

	1Q11	1Q10
Loss from discontinued operations	$(36)	$(32)
Adjustment for:
Impairment	—	—
Depreciation and amortization expenses	—	—
NOL from discontinued operations	$(36)	$(32)

NOL from assets sold	(36)	(32)
NOI from assets held for sale	—	—

NOL from discontinued operations	$(36)	$(32)

EBITDA RECONCILIATION

	1Q11	1Q10
Net Loss Available to Common Shareholders	$(11,611)	$(12,329)

Consolidated
Noncontrolling Interest	(1,054)	(1,500)
Loss/(Income) - Unconsolidated Assets	340	(270)
Preferred Dividends	906	3,847
Interest Expense	21,239	20,901
Amortization of Deferred Financing Costs	1,157	1,185
Gain on Retirement of Debt	—	(28)
Income Tax Expense	248	249
Depreciation & Amortization	34,269	32,503
Loss/(Gain) on Sale (Cont & Disc)	79	42
(Loss)/Gain - Undepreciated Property (1)	(79)	(10)
Impairment and Other Losses	1,710	—
Amortization of Stock-Based Compensation Expense	1,489	994
EBITDA from Consolidated Properties	48,693	45,584
Unconsolidated
Reverse: Income/(Loss) - Unconsolidated	(340)	270
Preferred Dividends	—	—
Interest Expense	2,937	3,026
Amortization of Deferred Financing Costs	22	40
Depreciation & Amortization	3,019	3,607
Impairment	18	—
Loss/(Gain) on Sale of Property	21	(78)
EBITDA	$54,370	$52,449

(1) The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in EBITDA, as this is a recurring source of cash.

EBITDA is defined as earnings before interest, taxes, depreciation and amortization ("EBITDA"), including the effects of the Company's percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes
EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company's ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net
Income to Common Shareholders are significant components in understanding and assessing the Company's financial performance.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF SEC COVERAGE RATIOS

	1Q11	1Q10
Earnings
Net Loss (before preferred shares)	$(11,611)	$(10,295)
Discontinued Operations:
Loss from Discontinued Operations	36	32
Noncontrolling Interest in CRLP	(3)	(8)
Losses on Disposal of Discontinued Operations, net of income taxes	—	35
Noncontrolling Interest of Limited Partners	—	5
CRLP Noncontrolling Interest - Common U/H	(1,051)	(1,492)
(Gains)/Losses from Sales of Property, net of income taxes	79	7
Noncontrolling Interest of Limited Partners	3	(82)
Income Tax Expense	248	249
Loss/(Income) from Partially-Owned Investments	340	(270)
	(11,959)	(11,819)
Amortization of Interest Capitalized	497	497
Capitalized Interest	(52)	(368)
Distributions from Partially-Owned Investments	1,077	1,872
Fixed Charges, from below	23,354	24,267
Earnings	$12,917	$14,449

Fixed Charges
Interest Expense	$21,239	$20,901
Capitalized Interest	52	368
Amortization of Deferred Financing Costs	1,157	1,185
Distributions to Series B Preferred Unitholders	906	1,813
Total	$23,354	$24,267

Fixed Charges & Preferred Share Distributions
Add: Distributions - Preferred Share Series D	—	2,034
Total	$23,354	$26,301

RECONCILIATION OF SUPPLEMENTAL COVERAGE RATIOS

	1Q11	1Q10
Interest Coverage Denominator
Interest Expense	$21,239	$20,901
Interest Expense - Unconsolidated	2,937	3,026
Total Interest Expense	$24,176	$23,927

Fixed Charge Denominator
Add: Preferred Dividend Payments	$906	$3,847
Debt Principal Amortization	364	302
Debt Principal Amortization - Unconsolidated	190	279
Total Fixed Charges	$25,636	$28,355

Fixed Charge with Capitalized Interest Denominator
Add: Capitalized Interest	52	368
Total Fixed Charges w/ Capitalized Interest	$25,688	$28,723

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of March 31, 2011
Appendix
			Year Built / Avg		Apartment	Square Feet	Physical	Effective Rent
Property	MSA	State	Age	% Own	Homes	(000s)	Occupancy Rate	Per Home	Per SF	S-P

PROPERTIES IN MAJOR MARKETS
CG at Barrett Creek	Atlanta	GA	1999	100.0%	332	310	94.6%	$745	$0.80	S
CG at Berkeley Lake	Atlanta	GA	1998	100.0%	180	244	95.0%	848	0.62	S
CG at Huntcliff	Atlanta	GA	1997	20.0%	358	365	93.3%	768	0.75
CG at McDaniel Farm	Atlanta	GA	1997	100.0%	425	451	92.5%	707	0.67	S
CG at McGinnis Ferry	Atlanta	GA	1997	100.0%	434	509	92.2%	808	0.69	S
CG at Mount Vernon	Atlanta	GA	1997	100.0%	213	257	98.1%	984	0.81	S
CG at Pleasant Hill	Atlanta	GA	1996	100.0%	502	502	95.4%	688	0.69	S
CG at River Oaks	Atlanta	GA	1992	100.0%	216	276	95.8%	784	0.61	S
CG at River Plantation	Atlanta	GA	1994	100.0%	232	310	97.0%	783	0.59	S
CG at Shiloh	Atlanta	GA	2002	100.0%	498	533	92.2%	762	0.71	S
CG at Sugarloaf	Atlanta	GA	2002	100.0%	250	329	96.4%	790	0.60	S
	Total	11	13.9 Years		3,640	4,086	94.4%	$772	$0.69
	Same Store	10	13.8 Years		3,282	3,722	94.4%	$772	$0.68
CG at Ashton Oaks	Austin	TX	2008	100.0%	362	308	98.3%	$711	$0.84	S
CG at Canyon Creek	Austin	TX	2007	100.0%	336	349	96.7%	770	0.74	S
CG at Onion Creek	Austin	TX	2008	100.0%	300	313	95.7%	875	0.84	S
CG at Round Rock	Austin	TX	2007	100.0%	422	430	94.8%	772	0.76	S
CG at Silverado	Austin	TX	2004	100.0%	238	240	97.5%	751	0.75	S
CG at Silverado Reserve	Austin	TX	2006	100.0%	256	266	96.9%	839	0.81	S
CG at Wells Branch	Austin	TX	2008	100.0%	336	322	97.0%	825	0.86
CV at Canyon Hills	Austin	TX	1995	100.0%	229	183	96.5%	678	0.85	S
CV at Quarry Oaks	Austin	TX	1996	100.0%	533	470	95.7%	647	0.73	S
CV at Sierra Vista	Austin	TX	1999	100.0%	232	206	95.7%	646	0.73	S
	Total	10	7.5 Years		3,244	3,085	96.4%	$748	$0.79
	Same Store	9	7.9 Years		2,908	2,763	96.3%	$739	$0.78
CG at Liberty Park	Birmingham	AL	2000	100.0%	300	339	96.0%	$954	$0.85	S
CG at Riverchase Trails	Birmingham	AL	1996	100.0%	345	328	96.2%	718	0.76
CV at Inverness	Birmingham	AL	1986/87/90/97	100.0%	586	508	95.2%	572	0.66	S
CV at Trussville	Birmingham	AL	1996	100.0%	376	410	95.5%	672	0.62	S
	Total	4	15.8 Years		1,607	1,586	95.6%	$698	$0.71
	Same Store	3	15.9 Years		1,262	1,257	95.5%	$693	$0.70
CG at Cypress Cove	Charleston	SC	2001	100.0%	264	304	95.1%	$858	$0.75	S
CG at Quarterdeck	Charleston	SC	1986	100.0%	230	219	97.4%	829	0.87	S
CV at Hampton Pointe	Charleston	SC	1986	100.0%	304	315	97.4%	709	0.68	S
CV at Waters Edge	Charleston	SC	1985	100.0%	204	188	99.5%	632	0.69	S
CV at Westchase	Charleston	SC	1986	100.0%	352	258	98.0%	593	0.81	S
CV at Windsor Place	Charleston	SC	1984	100.0%	224	213	97.8%	627	0.66	S
	Total	6	23.3 Years		1,578	1,497	97.5%	$703	$0.74
	Same Store	6	23.3 Years		1,578	1,497	97.5%	$703	$0.74
CG at Mallard Creek	Charlotte	NC	2004	100.0%	252	233	96.8%	$735	$0.80	S
CG at Beverly Crest	Charlotte	NC	1996	100.0%	300	280	95.0%	680	0.73	S
CG at Mallard Lake	Charlotte	NC	1998	100.0%	302	301	97.4%	711	0.71	S
CG at Ayrsley	Charlotte	NC	2008	100.0%	368	372	97.3%	774	0.77	S
CV at Chancellor Park	Charlotte	NC	1999	100.0%	340	327	96.8%	635	0.66	S
CG at Huntersville	Charlotte	NC	2008	100.0%	250	248	96.0%	773	0.78	S
CG at University Center	Charlotte	NC	2005	100.0%	156	167	95.5%	709	0.66	S
CV at Matthews	Charlotte	NC	1990	100.0%	270	256	98.5%	720	0.76	S
CG at Matthews Commons	Charlotte	NC	2008	100.0%	216	203	98.6%	791	0.84	S
Enclave	Charlotte	NC	2008	100.0%	85	108	96.5%	1,338	1.06
CG at Cornelius	Charlotte	NC	2009	100.0%	236	252	96.2%	818	0.77
CV at Meadow Creek	Charlotte	NC	1984	100.0%	250	230	95.2%	553	0.60	S
Heatherwood	Charlotte	NC	1980	100.0%	476	438	93.7%	543	0.59	S
CV at Charleston Place	Charlotte	NC	1986	100.0%	214	172	93.9%	499	0.62	S
CV at Stone Point	Charlotte	NC	1986	100.0%	192	173	97.4%	583	0.65	S
CV at Greystone	Charlotte	NC	1998/2000	100.0%	408	387	92.9%	552	0.58	S
CG at Legacy Park	Charlotte	NC	2001	100.0%	288	301	96.2%	688	0.66	S
CV at Timber Crest	Charlotte	NC	1999	100.0%	282	273	95.4%	591	0.61	S
CV at South Tryon	Charlotte	NC	2002	100.0%	216	236	98.1%	634	0.58	S
	Total	19	12.8 Years		5,101	4,956	96.0%	$666	$0.69
	Same Store	17	14.0 Years		4,780	4,596	96.0%	$652	$0.68

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of March 31, 2011
Appendix
			Year Built / Avg		Apartment	Square Feet	Physical	Effective Rent
Property	MSA	State	Age	% Own	Homes	(000s)	Occupancy Rate	Per Home	Per SF	S-P
CG at Bear Creek	Dallas/Fort Worth	TX	1998	100.0%	436	395	97.0%	$801	$0.88	S
CV at Willow Creek	Dallas/Fort Worth	TX	1996	100.0%	478	427	94.6%	713	0.80	S
CV at Shoal Creek	Dallas/Fort Worth	TX	1996	100.0%	408	382	94.9%	746	0.80	S
CV at Oakbend	Dallas/Fort Worth	TX	1997	100.0%	426	383	96.5%	702	0.78	S
Brookfield	Dallas/Fort Worth	TX	1986	100.0%	232	166	99.1%	518	0.73	S
Paces Cove	Dallas/Fort Worth	TX	1982	100.0%	328	220	95.4%	465	0.69	S
Remington Hills	Dallas/Fort Worth	TX	1985	100.0%	362	347	97.8%	652	0.68	S
CV at Main Park	Dallas/Fort Worth	TX	1984	100.0%	192	180	96.9%	693	0.74	S
Summer Tree	Dallas/Fort Worth	TX	1980	100.0%	232	136	96.6%	458	0.78	S
CV at Vista Ridge	Dallas/Fort Worth	TX	1985	100.0%	300	237	95.7%	540	0.68	S
CV at Grapevine	Dallas/Fort Worth	TX	1985	100.0%	450	387	95.3%	662	0.77	S
CV at North Arlington	Dallas/Fort Worth	TX	1985	100.0%	240	191	97.5%	535	0.67	S
CG at Valley Ranch	Dallas/Fort Worth	TX	1995	100.0%	396	462	95.5%	975	0.84	S
Belterra	Dallas/Fort Worth	TX	2006	10.0%	288	278	94.8%	823	0.85
	Total	14	21.3 Years		4,768	4,191	96.1%	$674	$0.77
	Same Store	13	22.5 Years		4,480	3,912	96.2%	$673	$0.77
CG at Edgewater	Huntsville	AL	1990/99	100.0%	500	543	95.8%	$672	$0.62	S
CG at Madison	Huntsville	AL	1999	100.0%	336	355	96.7%	772	0.73	S
	Total	2	14.3 Years		836	897	96.2%	$712	$0.66
	Same Store	2	14.3 Years		836	897	96.2%	$712	$0.66
CG at Heather Glen	Orlando	FL	2000	100.0%	448	523	98.9%	$919	$0.79	S
CG at Heathrow	Orlando	FL	1997	100.0%	312	353	95.5%	878	0.78	S
CG at Town Park	Orlando	FL	2002	100.0%	456	535	96.9%	955	0.81	S
CG at Town Park Reserve	Orlando	FL	2004	100.0%	80	77	97.5%	1,045	1.08	S
CV at Twin Lakes	Orlando	FL	2004	100.0%	460	418	97.4%	774	0.85	S
	Total	5	9.8 Years		1,756	1,907	97.3%	$889	$0.82
	Same Store	5	9.8 Years		1,756	1,907	97.3%	$889	$0.82
CG at Inverness Commons	Phoenix	AZ	2002	100.0%	300	306	94.0%	$659	$0.65	S
CG at OldTown Scottsdale North	Phoenix	AZ	1995	100.0%	208	206	93.3%	788	0.80	S
CG at OldTown Scottsdale South	Phoenix	AZ	1994	100.0%	264	265	92.0%	799	0.80	S
CG at Scottsdale	Phoenix	AZ	1999	100.0%	180	202	93.9%	900	0.80	S
	Total	4	13.8 Years		952	978	93.3%	$771	$0.75
	Same Store	4	13.8 Years		952	978	93.3%	$771	$0.75
CG at Arringdon	Raleigh	NC	2003	100.0%	320	311	98.8%	$740	$0.76	S
CG at Brier Creek	Raleigh	NC	2010	100.0%	364	401	95.3%	856	0.78
CG at Crabtree Valley	Raleigh	NC	1997	100.0%	210	210	97.1%	675	0.68	S
CG at Patterson Place	Raleigh	NC	1997	100.0%	252	237	96.0%	772	0.82	S
CG at Research Park (Durham)	Raleigh	NC	2002	20.0%	370	385	97.0%	746	0.72
CG at Trinity Commons	Raleigh	NC	2000/02	100.0%	462	484	94.6%	701	0.67	S
CV at Deerfield	Raleigh	NC	1985	100.0%	204	198	96.6%	713	0.73	S
CV at Highland Hills	Raleigh	NC	1987	100.0%	250	263	93.2%	696	0.66	S
CV at Woodlake	Raleigh	NC	1996	100.0%	266	255	95.1%	659	0.69	S
	Total	9	13.7 Years		2,698	2,744	95.8%	$732	$0.72
	Same Store	7	16.1 Years		1,964	1,958	95.8%	$708	$0.71
Ashley Park	Richmond	VA	1988	100.0%	272	195	94.9%	$628	$0.88	S
CR at West Franklin	Richmond	VA	1964/65	100.0%	332	170	95.8%	652	1.27	S
CV at Chase Gayton	Richmond	VA	1984	100.0%	328	311	97.3%	770	0.81	S
CV at Hampton Glen	Richmond	VA	1986	100.0%	232	178	94.4%	772	1.01	S
CV at Waterford	Richmond	VA	1990	100.0%	312	289	95.5%	783	0.85	S
CV at West End	Richmond	VA	1987	100.0%	224	156	98.2%	709	1.02	S
	Total	6	28.0 Years		1,700	1,299	96.0%	$719	$0.94
	Same Store	6	28.0 Years		1,700	1,299	96.0%	$719	$0.94

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of March 31, 2011
Appendix
			Year Built / Avg		Apartment	Square Feet	Physical	Effective Rent
Property	MSA	State	Age	% Own	Homes	(000s)	Occupancy Rate	Per Home	Per SF	S-P
CG at Godley Station	Savannah	GA	2005	100.0%	312	337	100.0%	$795	$0.73	S
CG at Hammocks	Savannah	GA	1997	100.0%	308	324	97.7%	886	0.84	S
CV at Godley Lake	Savannah	GA	2008	100.0%	288	270	99.3%	769	0.82	S
CV at Greentree	Savannah	GA	1983	100.0%	194	165	100.0%	625	0.73	S
CV at Huntington	Savannah	GA	1986	100.0%	147	121	95.9%	698	0.85	S
CV at Marsh Cove	Savannah	GA	1983	100.0%	188	197	98.9%	731	0.70	S
	Total	6	17.6 Years		1,437	1,414	98.8%	$768	$0.78
	Same Store	6	17.6 Years		1,437	1,414	98.8%	$768	$0.78
TOTAL PROPERTIES IN MAJOR MARKETS		96	15.6 Years		29,317	28,639	96.1%	$725	$0.74
	Same Store	88	16.4 Years		26,935	26,201	96.1%	$720	$0.74

PROPERTIES IN OTHER MARKETS
Autumn Hill	Charlottesville	VA	1970	100.0%	425	370	95.1%	$664	$0.76	S
Autumn Park	Greensboro	NC	2001/04	100.0%	402	410	93.5%	701	0.69	S
CG at Bellevue	Nashville	TN	1996	100.0%	349	345	98.6%	838	0.85	S
CG at Desert Vista	Las Vegas	NV	2008	100.0%	380	338	93.9%	750	0.84
CG at Lakewood Ranch	Sarasota	FL	1999	100.0%	288	302	98.3%	983	0.94	S
CG at Palm Vista	Las Vegas	NV	2007	100.0%	341	349	93.5%	871	0.85
CG at Seven Oaks	Tampa	FL	2004	100.0%	318	302	96.2%	864	0.91	S
CG at Traditions	Gulf Shores	AL	2007	35.0%	324	322	86.7%	550	0.55
CG at Wilmington	Wilmington	NC	1998/2002	100.0%	390	356	98.5%	653	0.72	S
CV at Ashford Place	Mobile	AL	1983	100.0%	168	146	95.8%	563	0.65	S
CV at Cypress Village	Gulf Shores	AL	2008	100.0%	96	206	100.0%	1,094	0.51
CV at Greenbrier	Washington DC	VA	1988	100.0%	258	217	91.9%	824	0.98	S
CV at Harbour Club	Norfolk	VA	1988	100.0%	213	193	98.6%	776	0.86	S
CV at Huntleigh Woods	Mobile	AL	1978	100.0%	233	199	95.3%	537	0.63	S
CV at Mill Creek	Winston-Salem	NC	1984	100.0%	220	210	97.7%	524	0.55	S
CV at Pinnacle Ridge	Asheville	NC	1948/85	100.0%	166	145	97.0%	688	0.79	S
CV at Tradewinds	Norfolk	VA	1988	100.0%	284	280	95.1%	790	0.80	S
Glen Eagles	Winston-Salem	NC	1990/2000	100.0%	310	312	96.5%	583	0.58	S
TOTAL PROPERTIES IN OTHER MARKETS		18	18.4 Years		5,165	5,002	95.7%	$729	$0.75
	Same Store	14	22.5 Years		4,024	3,786	96.2%	$719	$0.76

THIRD PARY MANAGED BUSINESS
Hawthorne Groves	Orlando	FL	2002	0%	328	363	96.0%
Hawthorne Village	Daytona Beach	FL	2006	0%	378	414	97.6%
TOTAL MANAGED		2	7.3 Years		706	777	96.9%

TOTAL ALL PROPERTIES (1)		116	15.9 Years		35,188	34,418	95.9%	$726	$0.74
	Same Store	102	17.3 Years		30,959	29,987	96.1%	$721	$0.74

CG = Colonial Grand Apartments, Class A; CV = Colonial Village Apartments, Class B
S = Current year same-property portfolio: Property has been stabilized as of the beginning of the prior calendar year. Partially-owned properties are not included.

(1) Total All Properties as calculated includes Managed Properties and Joint Venture Properties at 100%.

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of March 31, 2011
Appendix
					Square Feet (000s)
						Anchor		Physical	Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	CLP Owned	Occupancy Rate	Sq. Foot (1)

CONSOLIDATED PROPERTIES

CC Brookwood Village (Office)	Birmingham	AL	2007	100%	170	—	170	100.0%	$29.18
Town Park 400 (Office)	Orlando	FL	2008	100%	176	—	176	23.5%	23.21
Metropolitan Midtown (Office)	Charlotte	NC	2008	100%	170	—	170	79.9%	28.92
Three Ravinia (Office)	Atlanta	GA	1991	100%	814	—	814	90.8%	25.75
Brookwood Village (Retail)	Birmingham	AL	1973/91/2000	100%	604	232	372	95.0%	26.38
CP Tannehill (Retail)	Birmingham	AL	2008	100%	433	211	222	94.4%	20.09
Metropolitan Midtown (Retail)	Charlotte	NC	2008	100%	172	—	172	82.9%	29.03
CP Alabaster (Retail)	Birmingham	AL	2005	100%	612	393	219	95.4%	19.95
CP Craft Farms (Retail)	Gulf Shores	AL	2010	100%	68	—	68	LU	LU
CP Nord du Lac (Retail)	New Orleans	LA	2010	100%	259	87	172	91.9%	10.81
Total Consolidated		10			3,478	923	2,555	86.8%	$25.68

UNCONSOLIDATED PROPERTIES

DRA/CLP Joint Venture (Office)
901 Maitland	Orlando	FL	1985	15%	158	—	158	81.2%	$18.43
Colonial Center at TownPark	Orlando	FL	2001	15%	658	—	658	90.7%	21.65
Colonial Center at Bayside	Tampa	FL	1988-94/97	15%	213	—	213	63.7%	19.62
Colonal Center at Colonnade	Birmingham	AL	1989/99	15%	419	—	419	87.7%	22.08
Colonial Center Blue Lake	Birmingham	AL	1982-2005	15%	167	—	167	68.4%	20.42
Colonial Center Heathrow	Orlando	FL	1988/96/97/98/99/2000/2001	15%	922	—	922	83.7%	19.49
Colonial Place I and II	Tampa	FL	1984/86	15%	373	—	373	70.8%	25.31
Colonial Plaza	Birmingham	AL	1982-99	15%	171	—	171	96.3%	18.02
Colonial TownPark Office - Lifestyle	Orlando	FL	2004	15%	38	—	38	81.0%	24.83
Concourse Center	Tampa	FL	1982-2005/1983-2003/1984	15%	294	—	294	84.5%	19.90
Esplanade	Charlotte	NC	1981-2007	15%	203	—	203	80.0%	19.05
Independence Plaza	Birmingham	AL	1979-2000	15%	106	—	106	98.4%	19.28
International Park	Birmingham	AL	1987/99	15%	211	—	211	85.9%	20.71
The Peachtree	Atlanta	GA	1989	15%	317	—	317	88.3%	24.57
Research Park Plaza III and IV	Austin	TX	2001	15%	360	—	360	94.5%	24.40
Riverchase Center	Birmingham	AL	1985	15%	306	—	306	84.9%	10.59
Total		16			4,916	—	4,916	84.4%	$20.68
Total (Weighted)		16				—	737	84.4%	$20.68

DRA/CLP Joint Venture (Retail)
CP TownPark	Orlando	FL	2005	15%	198	—	198	87.9%	$25.92
Colonial Shops Colonnade	Birmingham	AL	1989/2005	15%	106	—	106	75.4%	19.14
Total		2			304	—	304	83.5%	$23.06
Total (Weighted)		2					46	83.5%	$23.06

Bluerock Joint Venture (Office)
Colonial Center Lakeside	Huntsville	AL	1989/90	10%	122	—	122	100.0%	$17.82
Colonial Center Research Park	Huntsville	AL	1999	10%	134	—	134	100.0%	18.60
Colonial Center Research Place	Huntsville	AL	1979/84/88	10%	275	—	275	100.0%	15.66
DRS Building	Huntsville	AL	1972/86/90/03	10%	215	—	215	100.0%	8.93
Northrop Grumman Building	Huntsville	AL	2007	10%	110	—	110	100.0%	13.76
Perimeter Corporate Park	Huntsville	AL	1986/89	10%	235	—	235	91.6%	20.18
Progress Center	Huntsville	AL	1987/89	10%	222	—	222	96.1%	13.33
Regions Bank Center	Huntsville	AL	1990	10%	154	—	154	99.6%	19.02
Research Park Office Center	Huntsville	AL	1998/99	10%	236	—	236	95.1%	13.77
Total		9			1,703	—	1,703	97.6%	$15.36
Total (Weighted)		9					170	97.6%	$15.36

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of March 31, 2011
Appendix
					Square Feet (000s)
						Anchor		Physical	Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	CLP Owned	Occupancy Rate	Sq. Foot (1)

Other Joint Ventures
Land Title Building (Office)	Birmingham	AL	1975	33%	30	—	30	100.0%	$13.71
CP Hoover (Retail)	Birmingham	AL	2002	10%	381	216	165	88.4%	19.43
CP Madison (Retail)	Huntsville	AL	2000	25%	111	—	111	100.0%	15.10
CP Alabaster II (Retail)	Birmingham	AL	2007	5%	355	226	129	96.5%	20.94
CP Tutwiler II (Retail)	Birmingham	AL	2008	5%	65	—	65	100.0%	13.84
CP Smyrna (Retail)	Smyrna	TN	2008	50%	416	268	148	96.6%	20.39
CP Turkey Creek (Retail)	Knoxville	TN	2005	50%	476	74	402	95.8%	23.79
CP Turkey Creek III (Retail)	Knoxville	TN	2005	50%	160	30	130	84.4%	20.63
Total		8			1,994	814	1,180	94.4%	$20.76
Total (Weighted)		8					404	94.2%	$21.42
Total Unconsolidated		35			8,917	814	8,103	88.6%	$19.32
Total Unconsolidated (Weighted)		35					1,358	89.0%	$19.91

THIRD-PARTY MANAGED BUSINESS
International Park 2000 (Office)	Birmingham	AL		0%	130
Colonial Center Heathrow 500 (Office)	Orlando	FL		0%	76
Atlanta Chamblee (Office)	Atlanta	GA		0%	1,130
Atlanta Perimeter (Office)	Atlanta	GA		0%	182
Baymeadows Way (Office)	Jacksonville	FL		0%	224
Broward Financial Center (Office)	Ft.Lauderdale	FL		0%	326
Germantown Center (Office)	Memphis	TN		0%	536
Jacksonville JTB (Office)	Jacksonville	FL		0%	244
Orlando Central (Office)	Orlando	FL		0%	625
Orlando Lake Mary (Office)	Orlando	FL		0%	305
Calico Corner (Retail)	Birmingham	AL		0%	6
Hoover Commons (Retail)	Birmingham	AL		0%	197
TOTAL MANAGED		12			3,981

Total Commercial Properties		57			16,376	1,737	10,660	88.2%	$20.43
Total Commercial Properties (Weighted)		57					3,913	87.3%	$23.27

(1) Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP. In reference to the Retail properties, this calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Venture Summary
As of March 31, 2011
($ in 000s)

		Units/			Occupancy
Property		SF-000s		CLP % Own	Rate	Sec'd Debt	Equity Invest

Colonial Grand at Research Park		370		20%	97.0%	$4,380	$759
Colonial Grand at Huntcliff		358		20%	93.3%	5,058	1,429
Regents Park (Phase II)	(1)	—		40%	—%	—	3,362
Lanesboro at Heathrow, LLC	(1)	—		50%	—%	—	1,937
Colonial Grand at Traditions		324		35%	86.7%	11,707	—
Belterra		288		10%	94.8%	1,967	424
Colonial Grand at McKinney	(1)	—		25%	—%	—	1,721

Total Multifamily (2)		1,340				$23,112	$9,632

DRA/CLP	(2)	5,220		15%	83.5%	111,286	(23,445)
Bluerock	(3)	1,703		10%	97.6%	10,754	(5,520)
Colonial Pinnacle at Turkey Creek		476		50%	95.8%	32,500	1,063
Colonial Pinnacle at Turkey Creek III		160		50%	84.4%	6,255	6,907

Other
Land Title Building		30		33%	100.0%	232	257
Colonial Promenade Madison		111		25%	100.0%	—	2,095
Colonial Promenade Hoover		381		10%	88.4%	1,567	47
Colonial Promenade Smyrna		416		50%	96.6%	13,181	2,174
Colonial Promenade Alabaster II/Tutwiler II		420		5%	97.6%	2,000	22

Total Commercial		8,917	(4)			$177,775	$(16,400)

Other Unconsolidated Investments						—	15
Total Investments in Unconsolidated Subsidiaries						$200,887	$(6,753)

(1) Consists of undeveloped land.
(2) As of March 31, 2011, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa,
Florida, Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas. Equity investment includes the value of the Company's investment of approximately
$11.8 million, offset by the excess basis difference on the June 2007 joint venture transaction of approximately $35.2 million, which is being amortized over the life of the properties. This joint venture is presented under "Liabilities" on the Company's Balance Sheet as of March 31, 2011.
(3) Equity investment includes the Company's investment of approximately $1.5 million, offset by the excess basis difference on the transaction of approximately
$7.0 million, which is being amortized over the life of the properties. This joint venture is presented under "Liabilities" on the Company's Balance Sheet as of March 31, 2011.
(4) Retail square footage includes anchor-owned square footage. See Commercial Property Table, pg. 31-32.

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties.
FOOT (UNIT):	Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the
COMMISSIONS:	lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of
Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses)
from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversation of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company's
Common Shares.

FUNDS FROM OPERATIONS	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted
(FFO):	accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

OPERATING FUNDS FROM	Funds from Operations excluding gains on the sale of land and development properties and gains on
OPERATIONS (FFO):	the repurchase of bonds and preferred shares.

OPERATING FFO PER SHARE:	Operating FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the
Company's Common Shares.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-
year.

PROPERTY OR DIVISIONAL	Property revenues less property operating expenses.
NET OPERATING INCOME:

RENTAL DOLLARS (LEASING	Total annual revenues to be earned the first year from renewed or re-leased space.
(EXECUTION):

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant.
Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TOTAL MARKET	The sum of total notes and mortgages payable plus the total market value of all shares and units
CAPITALIZATION:	outstanding at the market price per share on the date indicated.